Exhibit 24a1


                                POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Registration Statement on Form S-8 of the DNV LLC Retirement Savings Plan, and any and all amendments and supplements thereto:


     Signature                      Title                         Date



/s/ Norman H. Wesley
- ----------------------        Chairman of the Board            March 7, 2001
Norman H. Wesley               and Chief Executive
                               Officer (principal
                              executive officer) and
                                  Director



/s/ Craig P. Omtvedt
- ----------------------        Senior Vice President            March 7, 2001
Craig P. Omtvedt               and Chief Financial
                               Officer (principal
                               financial officer)



/s/ Michael R. Mathieson
- --------------------------    Vice President and               March 7, 2001
Michael R. Mathieson           Chief Accounting
                               Officer (principal
                              accounting officer)



/s/ Patricia O. Ewers
- ----------------------            Director                     March 7, 2001
Patricia O. Ewers



/s/ Thomas C. Hays
- ----------------------            Director                     March 7, 2001
Thomas C. Hays



/s/ John W. Johnstone, Jr.
- --------------------------        Director                     March 8, 2001
John W. Johnstone, Jr.


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/s/ Sidney Kirschner
- ----------------------            Director                     March 7, 2001
Sidney Kirschner



/s/ Gordon R. Lohman
- ----------------------            Director                     March 7, 2001
Gordon R. Lohman


/s/ Charles H. Pistor, Jr.
- ----------------------            Director                     March 7, 2001
Charles H. Pistor, Jr.



/s/ Eugene A. Renna
- ----------------------            Director                     March 7, 2001
Eugene A. Renna



/s/ Anne M. Tatlock
- ----------------------            Director                     March 19, 2001
Anne M. Tatlock



/s/ David M. Thomas
- ----------------------            Director                     March 14, 2001
David M. Thomas



/s/ Peter M. Wilson
- ----------------------            Director                     March 8, 2001
Peter M. Wilson